Statement of Additional Information Supplement	April 1, 2022

Gilead Fund

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

Multi-Asset Income Fund

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

Dividend Opportunities Fund

ETADX Class A Shares ETCDX Class C Shares
ETNDX Class N Shares ETIDX Class I Shares

Limited-Term Bond Fund

ETABX Class A Shares ETCBX Class C Shares
ETNBX Class N Shares ETIBX Class I Shares

Exponential Technologies Fund

ETAEX Class A Shares ETCEX Class C Shares
ETNEX Class N Shares ETIEX Class I Shares

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2021, as supplemented January 3, 2022, and should be read in conjunction with such SAI. This Supplement supersedes the supplement to the SAI dated March 15, 2022.

With much sorrow, we announce the passing of Trustee, Dr. Bert Pariser. Any references to his role as a Trustee and committee member in the SAI should be disregarded. The Board of Trustees is grateful for Dr. Pariser’s years of devoted service and contributions to the Trust.

The Board of Trustees has elected Michael Schoonover as President of the Trust and Alex Merino as Vice President of the Trust effective March 28, 2022. Accordingly, the table under the section of the Funds’ SAI entitled “Management - Trustees and Officers” is revised with the information below.

Name, Address Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019

The first paragraph of the section of the Funds’ SAI entitled “COMPLIANCE SERVICES” is deleted and replaced with the following:

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.